UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2008

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer
identification no.)

2777 Stemmons Freeway, Suite 1440
Dallas, Texas 75207
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 271-9503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 7, 2008, Platinum Research Organization, Inc. (the “Company”) and R.T. Vanderbilt Company, Inc. (“RTV”) entered into a Warrant Purchase Agreement (the “Warrant Purchase Agreement”), effective as of October 24, 2008, for the Company to issue a total of 2,666,666 warrants to RTV. Of this total, 1,694,444 of the warrants were issued in exchange for $305,000 of costs incurred by RTV for laboratory testing (other than engine testing), validation and other expenses relating to the Company’s TechroBond oil additive products. The remainder of the warrants, 972,222, was issued in exchange for $175,000 of costs RTV has incurred and expects to incur for third-party engine testing of the Company’s TechroBond oil additive products. Each warrant is exercisable for one share of Company common stock at an exercise price of $0.18 per share for a ten-year period commencing on November 1, 2008. The warrants are exercisable upon RTV’s certification to the Company that the above expenses have been incurred in the amount of the warrant exercise price for the Company common stock then being purchased.

A copy of the Warrant Purchase Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01 by reference. The description of the Warrant Purchase Agreement is qualified in its entirety by reference to the full text of the Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Warrant Purchase Agreement is incorporated by reference into this Item 3.02. The warrants that were issued under the Warrant Purchase Agreement and the shares of the Company’s common stock that may be issued thereunder have been or will be, made pursuant to an exemption from registration provided by Section 4(2) and Regulation D of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits. (a) Financial statements of businesses acquired. N/A (b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 1.01 of this Report the following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.

Description

4.1	Warrant Purchase Agreement, dated November 7, 2008 and effective as of October 24, 2008, between R.T. Vanderbilt Company, Inc. and Platinum Research Organization, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: November 10, 2008	By: /s/ David Hart

Name: David Hart
Title: Interim Chief Financial
Officer and Senior Vice President

EXHIBIT INDEX
Exhibit No.	Description

Exhibit	Description
No.

4.1	Warrant Purchase Agreement, dated November 7, 2008 and effective as of October 24, 2008, between R.T. Vanderbilt Company, Inc. and Platinum Research Organization, Inc.

Exhibit 4.1

WARRANT PURCHASE AGREEMENT

THIS WARRANT PURCHASE AGREEMENT (the "Agreement") is made and entered into as of October 24, 2008, by and between PLATINUM RESEARCH ORGANIZATION, INC., a Delaware corporation having an office at 2777 Stemmons Freeway, Suite 1440, Dallas, Texas 75207 ("Platinum"), and R. T. VANDERBILT COMPANY, INC., a Connecticut corporation having an office at 30 Winfield Street, Norwalk, Connecticut 06855 (the "Purchaser").

Platinum desires to sell and the Purchaser desires to purchase warrants (each a "Warrant" and together the “Warrants”) to purchase shares of Platinum's Common Stock (the "Warrant Shares") at a purchase price of $0.18 per share (subject to adjustment as herein provided) in the forms attached hereto as Exhibit "A-1" and Exhibit "A-2" on the terms and conditions set forth herein.

In consideration of the mutual promises contained herein, the parties hereto agree as follows:

1.	WARRANT PURCHASE

	a.	Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase the Warrants from Platinum and Platinum agrees to sell and issue the Warrants to the Purchaser for an aggregate purchase price of $1.00 per Warrant.

	b.	The purchase and sale of each Warrant shall take place on the date hereof at the offices of Platinum, or at such other place and at such time as to which Platinum and Purchaser shall agree. At the Closing, Platinum shall deliver each Warrant to the Purchaser, against payment of the purchase price therefor by either check or cash.

2.	ACCESS TO INFORMATION. The Purchaser acknowledges that the Warrants are not being purchased as a result of any material information concerning Platinum that has not been not been publicly disclosed and the Purchaser’s decision to purchase the Warrants has not been made as the result of any oral or written representation as to fact or otherwise made by or on behalf of Platinum or any other person and is based entirely upon currently available public information concerning Platinum. The Purchaser also acknowledges it has had access to all such information concerning Platinum that the Purchaser considers necessary in connection with the Purchaser’s investment decision.

3.	REPRESENTATION OF PURCHASER. The Purchaser represents that it understands that the Warrants and the Warrant Shares are speculative investments, that it is aware of Platinum's business affairs and financial condition, and that it has acquired sufficient information about Platinum to reach an informed and knowledgeable decision to acquire the Warrants. The Purchaser represents and warrants that it is purchasing the Warrants and any Warrant Shares issued upon exercise thereof for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws. The Purchaser further represents that it understands that neither the Warrants nor the Warrant Shares have been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

The Purchaser represents that it understands that the Warrants and any Warrant Shares issued upon exercise thereof must be held indefinitely unless such securities are subsequently registered under the Securities Act and all applicable state securities laws and regulations or an exemption from such registration or qualification is available.

4.	REGISTRATION RIGHTS. Purchaser agrees and acknowledges that Platinum is under no obligation to register or qualify the Warrants and the Warrant Shares under the Securities Act or otherwise.

5.	CONDITIONS OF PLATINUM'S ISSUANCE. Platinum's obligation to issue the Warrants is subject to the satisfaction of each of the following conditions, or Platinum's written waiver thereof:

	a.	Representations and Warranties. The representations and warranties of Purchaser contained in Section 2 and 3 shall be true and correct.

	b.	Approvals and Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required at this time in connection with the lawful issuance and sale of the Warrants pursuant to this Agreement, and the issuance of Warrant Shares shall have been duly obtained and be in effect.

6.	NO BROKERS OR FINDERS. No person, firm or corporation has or will have, as a result of any act or omission by any Purchaser, any right, interest or valid claim against such Purchaser or Platinum for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

7.	LEGENDS. The Purchaser acknowledges and understands that the instruments evidencing the Warrants and any certificates evidencing the Warrant Shares (and Common Stock issuable upon conversion thereof) shall bear the legends as specified in the form of Warrant attached hereto as Exhibit A (and any other legends required under state, or federal securities laws in the opinion of legal counsel for Platinum).

8.	GENERAL PROVISIONS

	a.	This Agreement represents the entire agreement between Platinum and Purchaser regarding the subject matter hereof, supersedes all prior agreements and understanding, and may only be amended in a writing signed by Platinum and the Purchaser.

	b.	This Agreement shall bind and benefit the successors, assigns, heirs, executors and administrators of the parties. The rights of the Purchaser under this Agreement may not be assigned without the written consent of Platinum.

	c.	This Agreement shall be deemed to be a contract made under the laws of the State of Texas, without giving effect to its conflict of law principles, and for all purposes shall be construed in accordance with the laws of said State; provided, however, that, insofar as the Corporation is incorporated under the laws of the State of Delaware, the General Corporation Law of the State of Delaware (or any successor statute) shall govern those matters that apply to the internal governance of the Corporation. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the County of Dallas, Dallas, Texas (the "Dallas Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Dallas Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any term the Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Dallas Courts are improper or inconvenient venue for such proceeding.

d.	The Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant Purchase Agreement as of the day and year first set forth above.

PLATINUM RESEARCH ORGANIZATION, INC.

/s/ David Hart

By: David A. Hart, SVP & Interim Chief Financial Officer

R.T. VANDERBILT COMPANY, INC. /s/ J. Denaro 11/07/08 By: J. Denaro V.P. – Treasurer & C.F.O.

EXHIBIT "A-1"

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OFFERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BECOME VOID AFTER 5:00 P.M. EASTERN TIME ON NOVEMBER 1, 2018 ("EXPIRATION DATE").

PLATINUM RESEARCH ORGANIZATION, INC.

WARRANT TO PURCHASE 1,694,444 SHARES OF

COMMON STOCK, $0.001 PAR VALUE PER SHARE ("COMMON STOCK")

Series One

Warrant Certificate No. W 2008-10-0000 Number of Warrants: 1,694,444_____ Holder: R.T. Vanderbilt Company, Inc.

Address:

30 Winfield St Norwalk, CT 0830

Expiration Date: November 1, 2018

Exercise Price Per Share: US $ 0.18

For identification only. The governing terms of this Warrant are set forth below:

For VALUE RECEIVED, R. T. VANDERBILT COMPANY, INC. ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from Platinum Research Organization, Inc., a Delaware corporation ("Corporation"), at any time not later than 5:00 P.M., Eastern time, on November 1, 2018 (the "Expiration Date"), at an exercise price per share equal to $0.18 (the exercise price in effect being herein called the "Warrant Price"), 1,694,444 shares ("Warrant Shares") of Common Stock. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1. Registration. The Corporation shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Corporation shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act") or an exemption from such registration. Subject to such restrictions, the Corporation shall transfer this Warrant from time to time upon the books to be maintained by the Corporation for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Corporation to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Corporation.

Section 3. Exercise of Warrant.

     (a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time upon surrender to the Corporation during normal business hours on any business day on or after November 1, 2008 at the Corporation's principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the holder hereof) of (i) the Warrant, together with the duly executed Warrant exercise form attached hereto as Appendix A (the "Exercise Agreement"), and (ii) a Payment Certification issued pursuant to Clause 3(b) below certifying that Eligible Expenses (as defined in Clause 3(b) below) in the amount of the Warrant Price for that number of Warrant Shares then being purchased have been incurred and paid by the Warrantholder. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Corporation shall have been provided to the Corporation), the Warrant Price shall have been paid as provided above and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding seven (7) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Corporation shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised, but otherwise identical in all respects to this Warrant.

     (b) At the Corporation's request, the Warrantholder has expended to date the sum of $229,000.00 in laboratory testing (other than engine testing), validation and other expenses relating to the Corporation's TecroBond oil additive products, and expects to expend up to an additional $76,000.00 in such expenses through October 31, 2008 (collectively, "Eligible Expenses"). In lieu of the payment in cash of the Warrant Price hereunder, pursuant to Clause 3(a) above the all Eligible Expenses paid by the Warrantholder shall be applied to the payment of the Warrant Price hereunder on a dollar-for-dollar basis by the submission to the Corporation upon exercise of this Warrant of a written certificate setting forth the amount of Eligible Expenses expended by it through October 31, 2008 (a "Payment Certification"). The Warrantholder's calculation of Eligible Expenses shall be subject to review by the Corporation, but shall be binding upon the Corporation, absent manifest error.

     (c) Each exercise hereof shall constitute the representation and warranty of the Warrantholder to the Corporation that the representations and warranties contained in Section 3 of the Warrant Purchase Agreement dated the date hereof between the Corporation and the Warrantholder (the "Purchase Agreement") are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

Section 4. Compliance with the Securities Act of 1933. The Corporation may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Corporation is of the opinion as to any such security that such legend is unnecessary.

Section 5. Payment of Taxes. The Corporation will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Corporation shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant, and in such case, the Corporation shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Corporation the amount of such tax or has established to the Corporation's reasonable satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Corporation shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Corporation.

Section 7. Reservation of Common Stock. The Corporation hereby represents and warrants that there have been reserved, and the Corporation shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by the Warrant. The Corporation agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Corporation.

Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter:

     (a) The number of Warrant Shares set forth on the cover page of this Warrant is based upon the assumption that the Warrantholder will expend at least $305,000.00 in Eligible Expenses on or before October 31, 2008. If the aggregate amount of Eligible Expenses incurred and paid by the Warrantholder on or before such date is less than $305,000.00, the number of Warrant Shares shall be reduced by the percentage amount of such shortfall.

     (b) If the Corporation shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Corporation so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

     (c) If any capital reorganization, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with another corporation in which the Corporation is not the survivor, or sale, transfer or other disposition of all or substantially all of the Corporation's assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Corporation shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this Clause 8(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

     In case the Corporation shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) on evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Clause 8(b)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as defined below), less the fair market value (as determined by the Corporation's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock. "Market Price" as of a particular date (the "Valuation Date") shall mean the following: (i) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (ii) if the Common Stock is then quoted on the Nasdaq National Market or Nasdaq SmallCap Market ("Nasdaq"), the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low sales price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (iii) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; or (iv) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq or the OTC Bulletin Board, the fair market value of one share of Common Stock as of the Valuation Date, which shall be determined in good faith by the Board of Directors of the Corporation and the Warrantholder. The Board of Directors of the Corporation shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the Market Value of a share of Common Stock as determined by the Board of Directors of the Corporation. In the event that the Board of Directors of the Corporation and the Warrantholder are unable to agree upon the fair market value in respect of subpart (iv) hereof, the Corporation and the Warrantholder shall jointly select an appraisor, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Corporation and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

     (d) For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

     (e) In the event that, as a result of an adjustment made pursuant to Clause 8(b), the holder of this Warrant shall become entitled to receive any shares of capital stock of the Corporation other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

     (f) Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Warrant Price in the case of the issuance of any of (i) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation pursuant to an equity compensation program approved by the Board of Directors of the Corporation or the compensation committee of the Board of Directors of the Corporation, (ii) sales of shares of Common Stock upon the conversion or exercise of Options or Convertible Securities issued prior to or subsequent to the date hereof or (iii) capital stock issued as full or partial consideration for a merger or acquisition, or a strategic allegiance or alliance in which the Corporation with respect to such strategic allegiance or alliance issues shares of its equity securities having an aggregate Fair Market Value (as defined below) of less than $10 million, approved by the Board of Directors of the Corporation. The "Fair Market Value" of a security as of a particular date (the "Valuation Date") shall mean the following: (A) if the security is then listed on a national stock exchange, the closing sale price of one security on such exchange on the last trading day prior to the Valuation Date; (B) if the security is then quoted on Nasdaq, the closing sale price of one security on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low sales price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (C) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock on the last trading day prior to the Valuation Date (or the nearest preceding date) on the OTC

Bulletin Board; (D) if the security is not then listed on a national stock exchange or quoted on Nasdaq or on the OTC Bulletin Board, the fair market value of one security as of the Valuation Date, shall be determined in good faith by a nationally selected investment banking firm or other nationally recognized business appraiser selected by the Board of Directors of the Corporation. An "Excluded Issuance" shall mean each of items (A), (B) and (C) above.

Section 9. Fractional Interest. The Corporation shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be delivered upon such exercise, the Corporation, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the current Fair Market Value of such fractional share of Common Stock.

Section 10. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Corporation and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Corporation and the Warrantholder.

Section 11. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Corporation shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Corporation, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12. Identity of Transfer Agent. The Transfer Agent for the Common Stock is American Stock Transfer & Trust Company, LLC. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Corporation's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Corporation will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 13. Notices. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Corporation shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

Platinum Research Organization, Inc. 2777 Stemmons Freeway, Suite 1440 Dallas, Texas 75207 Phone: 214-271-9503 Fax #: 214-271-9504

or such other address as the Corporation may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 13.

Any notice pursuant hereto to be given or made by the Corporation to or on the Warrantholder shall be sufficiently given or made if personally delivered or if sent by a nationally recognized courier services by overnight service, to the address set forth on the books of the Corporation or, as to each of the Corporation and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 13. All such notices, requests, demands, directions and other communications shall, when sent by courier be effective one (1) day after delivery to such courier as provided and addressed as aforesaid.

Section 14. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 15. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Texas, without giving effect to its conflict of law principles, and for all purposes shall be construed in accordance with the laws of said State; provided, however, that, insofar as the Corporation is incorporated under the laws of the State of Delaware, the General Corporation Law of the State of Delaware (or any successor statute) shall govern those matters that apply to the internal governance of the Corporation.

Section 16. Amendments and Waivers. This Warrant may be amended only by a writing signed by the Corporation and the Warrantholder.

IN WITNESS WHEREOF, Platinum Research Organization, Inc. has caused this Warrant to be duly executed, as of the day and year first above written.

PLATINUM RESEARCH ORGANIZATION, INC.

By:

David A. Hart, SVP & Interim Chief Financial Officer

APPENDIX A

Platinum Research Organization, Inc. WARRANT EXERCISE FORM

To: Platinum Research Organization, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,
_______________
shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name Address

Address
________________________________________________________

Federal Tax ID or Social Security No.

and delivered by

|_| certified mail to the above address, or

|_| electronically (provide DWAC Instructions:
_______________
), or

|_| other (specify:
_______________________________
).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

By exercising the rights represented by this Warrant, the undersigned hereby certifies that, as of the date of exercise of this Warrant, the representations and warranties contained in Section 3 of the Purchase Agreement are true and correct in all material respects with respect to the undersigned.

Dated: ___________________ , ____ Note: The signature must correspond with

Signature:
___________________________________
the name of the registered holder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever,

unless the Warrant has been assigned. Name (please print):
___________________________

Address
___________________________________

Federal Identification or Social Security No.:

EXHIBIT "A-2"

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OFFERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BECOME VOID AFTER 5:00 P.M. EASTERN TIME ON NOVEMBER 1, 2018 ("EXPIRATION DATE").

PLATINUM RESEARCH ORGANIZATION, INC.

WARRANT TO PURCHASE 972,222 SHARES OF

COMMON STOCK, $0.001 PAR VALUE PER SHARE ("COMMON STOCK")

Series One

Warrant Certificate No. W 2008-10-0000 Number of Warrants: 972,222_____ Holder: R.T. Vanderbilt Company, Inc.

Address:

30 Winfield St Norwalk, CT 0830

Expiration Date: November 1, 2018

Exercise Price Per Share: US $ 0.18

For identification only. The governing terms of this Warrant are set forth below:

For VALUE RECEIVED, R. T. VANDERBILT COMPANY, INC. ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from Platinum Research Organization, Inc., a Delaware corporation ("Corporation"), at any time not later than 5:00 P.M., Eastern time, on November 1, 2018 (the "Expiration Date"), at an exercise price per share equal to $0.18 (the exercise price in effect being herein called the "Warrant Price"), 972,222 shares ("Warrant Shares") of Common Stock. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1. Registration. The Corporation shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Corporation shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act") or an exemption from such registration. Subject to such restrictions, the Corporation shall transfer this Warrant from time to time upon the books to be maintained by the Corporation for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Corporation to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Corporation.

Section 3. Exercise of Warrant.

     (a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time upon surrender to the Corporation during normal business hours on any business day on or after November 1, 2008 at the Corporation's principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the holder hereof) of (i) the Warrant, together with the duly executed Warrant exercise form attached hereto as Appendix A (the "Exercise Agreement"), and (ii) a Payment Certification issued pursuant to Clause 3(b) below certifying that Eligible Expenses (as defined in Clause 3(b) below) in the amount of the Warrant Price for that number of Warrant Shares then being purchased have been incurred and paid by the Warrantholder. The Warrant Shares so purchased (including, if applicable, the Bonus Shares (as defined in Clause 3(b) below)) shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Corporation shall have been provided to the Corporation), the Warrant Price shall have been paid as provided in above and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding seven (7) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the

Corporation shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised, but otherwise identical in all respects to this Warrant.

     (b) At the Corporation's request, the Warrantholder has expended and expects to expend the sum of $175,000.00 in third-party engine testing relating to the Corporation's TecroBond oil additive products ("Eligible Expenses"). In lieu of the payment in cash of the Warrant Price hereunder, pursuant to Clause 3(a) above the all Eligible Expenses paid by the Warrantholder shall be applied to the payment of the Warrant Price hereunder on a dollar-for-dollar basis by the submission to the Corporation upon exercise of this Warrant of a written certificate setting forth the amount of Eligible Expenses expended by it through October 31, 2008 (a "Payment Certification"). The Warrantholder's calculation of Eligible Expenses shall be subject to review by the Corporation, but shall be binding upon the Corporation, absent manifest error. In addition to the Warrant Shares issuable in consideration of the payment of such Eligible Expenses, the Corporation agreed to increase the total number of Warrant Shares issuable hereunder by 15,000 shares of Common Stock (the "Bonus Shares") in consideration of the successful conclusion of certain of such third-party engine testing prior to August 1, 2008. The Bonus Shares shall be issued to the Warrantholder without payment of additional consideration upon exercise of this Warrant for any other Warrant Shares.

     (c) Each exercise hereof shall constitute the representation and warranty of the Warrantholder to the Corporation that the representations and warranties contained in Section 3 of the Warrant Purchase Agreement dated the date hereof between the Corporation and the Warrantholder (the "Purchase Agreement") are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

Section 4. Compliance with the Securities Act of 1933. The Corporation may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Corporation is of the opinion as to any such security that such legend is unnecessary.

Section 5. Payment of Taxes. The Corporation will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Corporation shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant, and in such case, the Corporation shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Corporation the amount of such tax or has established to the Corporation's reasonable satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Corporation shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Corporation.

Section 7. Reservation of Common Stock. The Corporation hereby represents and warrants that there have been reserved, and the Corporation shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by the Warrant. The Corporation agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Corporation.

Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

     (a) The number of Warrant Shares set forth on the cover page of this Warrant (other than the Bonus Shares) is based upon the assumption that the Warrantholder will expend at least $175,000.00 in Eligible Expenses on or before October 31, 2008. If the aggregate amount of Eligible Expenses incurred and paid by the Warrantholder on or before such date is less than $175,000.00, the number of Warrant Shares (excluding the number of Bonus Shares) shall be reduced by the percentage amount of such shortfall.

     (b) If the Corporation shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Corporation so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

     (c) If any capital reorganization, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with another corporation in which the Corporation is not the survivor, or sale, transfer or other disposition of all or substantially all of the

Corporation's assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Corporation shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this clause 8(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

     In case the Corporation shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) on evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Clause 8(b)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as defined below), less the fair market value (as determined by the Corporation's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock. "Market Price" as of a particular date (the "Valuation Date") shall mean the following: (i) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (ii) if the Common Stock is then quoted on the Nasdaq National Market or Nasdaq SmallCap Market ("Nasdaq"), the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low sales price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (iii) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; or (iv)

if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq or the OTC Bulletin Board, the fair market value of one share of Common Stock as of the Valuation Date, which shall be determined in good faith by the Board of Directors of the Corporation and the Warrantholder. The Board of Directors of the Corporation shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the Market Value of a share of Common Stock as determined by the Board of Directors of the Corporation. In the event that the Board of Directors of the Corporation and the Warrantholder are unable to agree upon the fair market value in respect of subpart (iv) hereof, the Corporation and the Warrantholder shall jointly select an appraisor, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Corporation and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

     (d) For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

     (e) In the event that, as a result of an adjustment made pursuant to Clause 8(b), the holder of this Warrant shall become entitled to receive any shares of capital stock of the Corporation other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

     (f) Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Warrant Price in the case of the issuance of any of (i) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation pursuant to an equity compensation program approved by the Board of Directors of the Corporation or the compensation committee of the Board of Directors of the Corporation, (ii) sales of shares of Common Stock upon the conversion or exercise of Options or Convertible Securities issued prior to or subsequent to the date hereof or (iii) capital stock issued as full or partial consideration for a merger or acquisition, or a strategic allegiance or alliance in which the Corporation with respect to such strategic allegiance or alliance issues shares of its equity securities having an aggregate Fair Market Value (as defined below) of less than $10 million, approved by the Board of Directors of the Corporation. The "Fair Market Value" of a security as of a particular date (the "Valuation Date") shall mean the following: (A) if the security is then listed on a national stock exchange, the closing sale price of one security on such exchange on the last trading day prior to the Valuation Date; (B) if the security is then quoted on Nasdaq, the closing sale price of one security on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low sales price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (C) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock on the last trading day prior to the Valuation Date (or the nearest preceding date) on the OTC Bulletin Board; (D) if the security is not then listed on a national stock exchange or quoted on Nasdaq or on the OTC Bulletin Board, the fair market value of one security as of the Valuation Date, shall be determined in good faith by a nationally selected investment banking firm or other nationally recognized business appraiser selected by the Board of Directors of the Corporation. An "Excluded Issuance" shall mean each of items (A), (B) and (C) above.

Section 9. Fractional Interest. The Corporation shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be delivered upon such exercise, the Corporation, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the current Fair Market Value of such fractional share of Common Stock.

Section 10. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Corporation and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Corporation and the Warrantholder.

Section 11. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Corporation shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Corporation, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12. Identity of Transfer Agent. The Transfer Agent for the Common Stock is American Stock Transfer & Trust Company, LLC. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Corporation's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Corporation will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 13. Notices. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Corporation shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

Platinum Research Organization, Inc. 2777 Stemmons Freeway, Suite 1440 Dallas, Texas 75207 Phone: 214-271-9503 Fax #: 214-271-9504

or such other address as the Corporation may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 13.

Any notice pursuant hereto to be given or made by the Corporation to or on the Warrantholder shall be sufficiently given or made if personally delivered or if sent by a nationally recognized courier services by overnight service, to the address set forth on the books of the Corporation or, as to each of the Corporation and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 14. All such notices, requests, demands, directions and other communications shall, when sent by courier be effective one (1) day after delivery to such courier as provided and addressed as aforesaid.

Section 14. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 15. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Texas, without giving effect to its conflict of law principles, and for all purposes shall be construed in accordance with the laws of said State; provided, however, that, insofar as the Corporation is incorporated under the laws of the State of Delaware, the General Corporation Law of the State of Delaware (or any successor statute) shall govern those matters that apply to the internal governance of the Corporation.

Section 16. Amendments and Waivers. This Warrant may be amended only by a writing signed by the Corporation and the Warrantholder.

IN WITNESS WHEREOF, Platinum Research Organization, Inc. has caused this Warrant to be duly executed, as of the day and year first above written.

PLATINUM RESEARCH ORGANIZATION, INC.

By:

David A. Hart, SVP & Interim Chief Financial Officer

APPENDIX A

Platinum Research Organization, Inc. WARRANT EXERCISE FORM

To: Platinum Research Organization, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,
_______________
shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name Address

Address
________________________________________________________

Federal Tax ID or Social Security No.

and delivered by

|_| certified mail to the above address, or

|_| electronically (provide DWAC Instructions:
_______________
), or

|_| other (specify:
_______________________________
).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

By exercising the rights represented by this Warrant, the undersigned hereby certifies that, as of the date of exercise of this Warrant, the representations and warranties contained in Section 3 of the Purchase Agreement are true and correct in all material respects with respect to the undersigned.

Dated: ___________________ , ____ Note: The signature must correspond with

Signature:
___________________________________
the name of the registered holder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever,

unless the Warrant has been assigned. Name (please print):
___________________________

Address
___________________________________

Federal Identification or Social Security No.: